EXHIBIT 10.1

Province of British Columbia Ministry of Energy
Mines and Petroleum Resources

RECORD OF 4 POST CLAIM-MINERAL TENURE ACT

SLOCAN Mining Division	380927 Tenure No.
/s/ BP Henry Commissioner	September 29, 2000 Date of Record

APPLICATION TO RECORD A 4 POST CLAIM

I, L.B. Goldsmith (Name of Locator)	AGENT FOR
301-1855 Balsam Street (Address)
Vancouver, B.C. V6K 3M3 (Postal Code)
(604) 733-2830 Telephone

CLIENT NO. 109865	CLIENT NO.

Hereby apply for a 4 post claim for the location as outlined on the attached copy of mineral titles reference map No. 82F094, 82F095, 82K3E, in the SLOCAN Mining Division.

ASSESS

Describe how you gained access to the location; included references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

Via roads to Sandun, Cody, and a road from Cody which switchbacks northerly to the ridgetop south of Reco Mountain. The Lcp is 100 m. at 015 Az degrees along the ridgetop from the road.

TAG INFORMATION

I have securely fastened the metal identification tag embossed "Legal Corner Post" to the legal post (or witness post) and impressed this information on the tag.

LEGAL CORNER POST Tag No. 22853	IDENTIFICATION POSTS NOT PLACED were:
CLAIM NAME ALTA 1 LOCATOR L.B. Goldsmith	1N, 2N, 3N, 3N1W, 3N2W, 3N3W, 3N4W, 1W, 2W, 3W, 4W, 4W1N, 4W2N,
FMC No. 109865	because: Of cliffs, steep slopes, and snow.
AGENT FOR Self	*If a witness post was placed for the legal corner post:
FMC NO. 109865 DATE COMMENCED September 29, 2000	Bearing from witness post to true position of legal corner post is ___ degrees, at a distance of ____ metres.
TIME 2:00 pm DATE COMPLETED September 29, 2000	Bearing from identification post to witness post ____ degrees, at a distance of ___ metres.
TIME 2:20 pm	NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts.

NUMBER OF CLAIM UNITS
N 3 S___ E___ W 4

ACKNOWLEDGEMENT

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all corner posts (and witness and identification posts if applicable) are indicated.

Do you intend to extract Industrial Minerals from this tenure?
Yes [ ] No [x]

/s/ L.B. Goldsmith
Signature of Locator

[RECORDING STAMP]